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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):    February 14, 2001


                                  AXS-ONE INC.
 .............................................................................
             (Exact name of registrant as specified in its charter)



         Delaware                                      1-13591                     13-2966911
 ................................................................................................................
 (State or other jurisdiction                        (Commission                (IRS Employer
 of incorporation)                                    File Number)              Identification No.)



         301 Route 17 North
         Rutherford, New Jersey                                                      07070
 ................................................................................................................
(Address of principal executive offices)                                           (Zip Code)



                                                              (201) 935-3400
Registrant's telephone number, including area code ...........................

                            COMPUTRON SOFTWARE, INC.
    ..........................................................................
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

On February 14, 2001, the Securities and Exchange Commission accepted an Offer of Settlement submitted by Registrant in connection with the SEC's investigation of events that led Registrant to restate earnings for the periods ending December 31, 1992 through September 30, 1996. The SEC has issued a cease and desist order prohibiting Registrant from committing or causing any future violations of the securities laws. The Registrant has also agreed, as it has in the past, to cooperate with the SEC in any investigations or proceedings relating to these matters. The SEC did not impose any fines on Registrant. For further details, please see the press release attached as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c)     EXHIBITS

         99.1 Press Release by Registrant, dated February 14, 2001, announcing SEC acceptance of its Offer of Settlement



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     AXS-ONE INC.


Date: February 15, 2001                  By:  /S/ MICHAEL R. JORGENSEN
                                              --------------------------------
                                                    Michael R. Jorgensen
                                             Executive Vice President and Chief
                                                     Financial Officer


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                                  EXHIBIT INDEX

99.1 Press Release by Registrant, dated February 14, 2001, announcing SEC acceptance of its Offer of Settlement



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COMPANY CONTACTS:
John Rade                                            Michael Jorgensen
AXS-One Inc.                                         AXS-One Inc.
JRADE@AXSONE.COM                                     MJORGENSEN@AXSONE.COM
(201) 935-3400                                       (201) 935-3400

FOR IMMEDIATE RELEASE:


             AXS-ONE, FORMERLY COMPUTRON, SETTLES SEC INVESTIGATION

         RUTHERFORD, NJ, FEBRUARY 14, 2001 - Accepting an Offer of Settlement submitted to it by AXS-One Inc., formerly known as Computron Software, Inc. (AMEX: AXO), regarding events that led Computron to restate earnings for the periods ending December 31, 1992 through September 30, 1996, the Securities and Exchange Commission has issued a cease and desist order prohibiting the company from committing or causing any future violations of the securities laws. The company has also agreed, as it has in the past, to cooperate with the SEC in any investigations or proceedings relating to these matters. The SEC did not impose any fines on the company.

         The company's financial statements from these accounting periods were previously the subject of securities class action litigation that was fully settled in 1998. There have been no allegations made of any improper conduct by the company for the periods after September 30, 1996. In 1997, the company hired senior executives with significant experience in the software industry and improved its financial and accounting processes, controls, reporting systems and procedures.

         The company has not admitted or denied any wrongdoing. The company is unable to determine at this time the expenses that it may hereafter incur in connection with any cooperation with the SEC, including any expenses it may incur under the indemnification provisions of its certificate of incorporation and Delaware law.

         "We are pleased that the SEC accepted our Offer of Settlement and that we can now finally put the last vestiges of the difficulties surrounding the company prior to 1997 behind us," said John Rade, CEO and President of AXS-One. "We have a new management team, strong competitive products and in my opinion a bright future. This settlement removes one final distraction."


ABOUT AXS-ONE INC.
AXS-One (AMEX: AXO) provides e-Cellerator-TM- solutions that quickly transform customers, employees, suppliers and partners into highly valuable, collaborative, e-business networks. AXS-One, formerly Computron Software, Inc., has implemented high-volume, scalable and secure business solutions for hundreds of customers across the globe. AXS-One has over 300


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employees in offices worldwide, including Asia, Australia, Canada, Europe,
United Kingdom, United States and South Africa. AXS-One was founded in 1978, and is based in Rutherford, New Jersey. For further information on AXS-One, visit the AXS-One web site at http://www.AxsOne.com.

                                      # # #

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE ONLY PREDICTIONS AND ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. ALL FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, INCLUDING, WITHOUT LIMITATION, THE RISKS DETAILED IN THE COMPANY'S DOCUMENTS AND REPORTS FILED FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION. AXS-ONE, "ACCESS TOMORROW TODAY", E-CELLERATOR, AXSPOINT, TRANSAXS AND AXS DESK ARE TRADEMARKS OF AXS-ONE INC., IN THE U.S. ALL OTHER COMPANIES AND PRODUCT NAMES ARE TRADEMARKS OR REGISTERED TRADEMARKS OF THEIR RESPECTIVE COMPANIES.